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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       NOVEMBER 27, 1995
                                                -------------------------------



                         SEARCH CAPITAL GROUP, INC.
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 TEXAS                   0-9539                41-1356819
--------------------------------     ----------------    ----------------------
(State or other jurisdiction         (Commission File        (I.R.S. Employer
   of incorporation)                     Number)             Identification No.)



      700 N. PEARL STREET
      SUITE 400,  L.B. 401
      DALLAS, TEXAS                                           75201-7490
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(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code      (214) 965-6000
                                                   ----------------------------


                               NOT APPLICABLE
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        Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On August 14, 1995, each of Automobile Credit Fund 1991-III, Inc., Automobile Credit Finance, Inc., Automobile Credit Partners, Inc., Automobile Credit Finance 1992-II, Inc., Automobile Credit Finance III, Inc., Automobile Credit Finance IV, Inc., Automobile Credit Finance V, Inc., and Automobile Credit Finance VI, Inc. (collectively the "Debtors" and individually a "Debtor") filed a petition in the U. S. Bankruptcy Court in the Northern District of Texas, Dallas Division ("Court") seeking protection under Chapter 11 of the United States Bankruptcy Code ("Code") under Case Nos. 395-34981-RCM-11 through 395-34988-SAF-11. These Cases have been consolidated for purposes of joint administration under Case No. 395-34981-RCM-11.

         All of the Debtors are subsidiaries of Search Capital Group, Inc. ("Search"). Search has not sought protection under the Code. Search has assets that are not owned by the Debtors and not subject to the foregoing bankruptcy proceedings.

         The Debtors and Search, as co-proponents, filed, on August 17, 1995, a joint plan of reorganization ("Joint Plan") for the Debtors. The Joint Plan has been amended several times as a consequence of negotiations with the official creditors' committee of the Debtors. Final effectiveness of the Joint Plan is dependent on its confirmation by the Court. There can be no assurance that the Joint Plan, as amended, will be confirmed or become effective. The Joint Plan currently provides for, among other things, the issuance of a substantial number of shares of Search Common Stock, shares of a new class of voting convertible preferred stock of Search, and warrants to purchase shares of Search Common Stock. These shares would be issued to the holders of the secured indebtedness of the Debtors, and such indebtedness would be canceled.

         The Joint Plan, as currently proposed, also provides for a liquidation option (the "Liquidation Option") for those Debtors whose claimholders elect not to accept Search's securities. Under the Liquidation Option of the Joint Plan for a Debtor, the Debtor would transfer its receivables to a liquidating trust which would either sell the receivables or engage a new servicer to collect the receivables and distribute the proceeds to the claimholders.

         Search's Board of Directors intends to submit for approval of Search's shareholders a proposed amendment of its Certificate of Incorporation to increase its authorized shares of Common Stock and Preferred Stock. Such amendment will be necessary to permit the issuance of sufficient shares to confirm the Joint Plan.

 ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

         (A)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                 Not Applicable

         (B)     PRO FORMA FINANCIAL INFORMATION.

                 Not Applicable

         (C)     EXHIBITS.

                 Not Applicable





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SEARCH CAPITAL GROUP, INC.



                                      By:        /s/  George Evans
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                                               George Evans, President


Dated:   November 27, 1995





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